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                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of this 30th day of September, 1997 between Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust (the "Trust"), and Florence Mall Partners, an Illinois limited partnership (the "Beneficial Owner").


                                   Background

                  Pursuant to the Agreement Regarding Assignment of Purchase and Sale Agreements dated as of June 30, 1997 (the "Assignment Agreement") by and between The Rubin Organization, Inc. ("TRO") and the Trust, the Purchase and Sale Agreement dated as of June 30, 1997 between TRO and Magnolia Retail Associates, L.L.C. (the "Mall Purchase Agreement") and the First Amendment to Purchase and Sale Agreement dated as of September 30, 1997 (the "First Amendment") between Magnolia Retail Associates, L.L.C. and PREIT Associates, L.P., a Delaware limited partnership (the "Partnership"), the Trust has acquired all of TRO's rights under the Mall Purchase Agreement and the Trust has in turn assigned all of such rights to the Partnership, which has designated a special purpose subsidiary, PR Magnolia LLC, as the entity to take title to the property being conveyed under the Mall Purchase Agreement.

                  In accordance with the First Amendment, a portion of the purchase price payable under the Mall Purchase Agreement consists of Class B limited partner interests in the Partnership ("Class B Units").

                  The Beneficial Owner owns an equity interest in the seller under the Mall Purchase Agreement. Under the First Amendment, such seller has directed that the Class B Units be issued by the Partnership directly to the Beneficial Owner. As a holder of Class B Units, the Beneficial Owner will have certain redemption rights pursuant to the terms and conditions of the First Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"). Under the Partnership Agreement, a holder of Class B Units that exercises its right of redemption with respect to Class B Units may, at the election of the Trust, have such Class B Units purchased by the Trust for cash or for shares of beneficial interest in the Trust, par value $1.00 per share ("Shares").

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and



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valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Certain Definitions.

                  In addition to the other terms defined in this Agreement, the following terms shall have the following meanings:

                  "Applicable Units" means the Class B Units issued by the Partnership on the date hereof pursuant to the First Amendment.

                  "Commission" means the United States Securities and Exchange Commission, or such other federal agency at the time having the principal responsibility for administering the Securities Act.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

                  "NASD" means National Association of Securities Dealers, Inc.

                  "Person" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

                  "Registrable Securities" means (i) any Shares issued or issuable by the Trust in order to redeem or acquire Applicable Units and (ii) any additional Shares or other equity securities of the Trust issued by the Trust in respect of Shares described in subclause (i) after the issuance of such Shares, in connection with a stock dividend, stock split, combination, exchange, reorganization, recapitalization or similar reclassification of the Trust's securities; provided that, as to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities when: (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder; (ii) such securities shall have been sold in satisfaction of all applicable conditions to the resale provisions of Rule 144 under the Securities Act (or any similar provision then in force); (iii) such securities are eligible to be publicly sold without limitation as to amount or manner of

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sale pursuant to Rule 144(k) under the Securities Act (or any successor provision to such Rule); or (iv) such securities shall have ceased to be issued and outstanding. The term Registrable Securities shall not include the Applicable Units or any other securities of the Partnership.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

                  2. Registration. Within 90 days following the date hereof, the Trust shall register under the Securities Act all of the Registrable Securities pursuant to a shelf registration statement on Form S-3 (or any similar short-form registration statement that is a successor to Form S-3) or, in the Trust's sole discretion, any other appropriate form, and the Trust shall use its best efforts to cause such registration statement to be declared effective as promptly as shall be reasonably practicable after it has been filed. The Trust shall not be required to effect more than one registration pursuant to this Section 2. The Trust shall use its commercially reasonable efforts to keep such registration statement effective until all securities included in such registration statement have ceased to constitute Registrable Securities (the "Lapse Date").

                  3. Holdbacks and Other Restrictions. The Beneficial Owner shall:

                           (a) in the event the Trust is issuing equity
securities to the public in an underwritten offering, and, if requested by the managing underwriter or underwriters for such underwritten offering, not effect any public sale or distribution of Registrable Securities or any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, for a period commencing on the tenth (10th) day prior to the date such underwritten offering commences (such offering being deemed to commence for this purpose on the later of the effective date for the registration statement for such offering or, if applicable, the date of the prospectus supplement for such offering) and ending on the earlier to occur of
(i) 90 days after such underwritten offering commences or (ii) one (1) day after the date (following the commencement of such underwritten offering) on which the closing price of the Shares (as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading) shall have averaged for a period of twenty (20) consecutive days 105% or more of the offering price listed in the prospectus or prospectus supplement for such underwritten

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offering (or if no such offering price is listed in such prospectus or prospectus supplement, the closing price on the date of such offering commences); provided, however, that this subclause (ii) shall not apply if so requested by the managing underwriter or underwriters for such underwritten offering;

                           (b) not, during any period in which any of his
Registrable Securities are included in any effective registration statement: (i) effect any stabilization transactions or engage in any stabilization activity in connection with the Shares or other equity securities of the Trust in contravention of Rule 104 of Regulation M under the Exchange Act; or (ii) permit any Affiliated Purchaser (as that term is defined in Rule 101 of Regulation M under the Exchange Act) to bid for or purchase for any account in which the Beneficial Owner has a beneficial interest, or attempt to induce any other person to purchase, any Shares in contravention of Rule 102 of Regulation M under the Exchange Act; and

                           (c) furnish each broker through whom the Beneficial
Owner offers Registrable Securities such number of copies of the prospectus as the broker may require and in any event, comply with the prospectus delivery requirements under the Securities Act.

                  4. Registration Procedures.

                           (a) In connection with the filing of the registration
statement contemplated by Section 2, the Trust shall:

                                    (i) prepare and file with the Commission,
within the time period set forth in Section 2, a shelf registration statement, which shelf registration statement shall (x) be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the Beneficial Owner and (y) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith;

                                    (ii) prepare and file with the Commission
such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period of time as is necessary to allow the distribution of the Registrable Securities contemplated therein and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the period during which any such registration statement is required to be effective;


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                                    (iii) furnish to the Beneficial Owner (A)
such number of copies (including manually executed and conformed copies) of such registration statement and of each such amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits), (B) such number of copies of the prospectus used in connection with such registration statement (including each preliminary prospectus and any summary prospectus and the final prospectus filed pursuant to Rule 424(b) under the Securities Act), and (C) such number of copies of other documents, as such seller may reasonably request in order to facilitate the disposition of Registrable Securities;

                                    (iv) use its commercially reasonable efforts
to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Beneficial Owner shall reasonably request, and do any and all other acts and things which may be necessary or desirable to enable the Beneficial Owner to consummate the offering and disposition of Registrable Securities in such jurisdictions; provided, however, that the Trust shall not be required to qualify generally to do business as a foreign business trust, subject itself to taxation, or consent to general service of process, in any jurisdiction wherein it would not, but for the requirements of this Section 4, be obligated to be qualified;

                                    (v) use its commercially reasonable efforts
to cause the Registrable Securities covered by such registration statement to be registered with, or approved by, such other public, governmental or regulatory authorities as may be necessary to facilitate the disposition of such Registrable Securities in accordance with the methods of disposition intended herein;

                                    (vi) notify the Beneficial Owner promptly
and, if requested by the Beneficial Owner, confirm such notification in writing,
(A) when a prospectus or any prospectus supplement has been filed with the Commission, and, with respect to such registration statement or any post-effective amendment thereto, when the same has been declared effective by the Commission, (B) of any request by the Commission for amendments or supplements to such registration statement or related prospectus, or for additional information, (C) of the issuance by the Commission of any stop order or the initiation of any proceedings for such or a similar purpose (and the Trust shall make every reasonable effort to obtain the withdrawal of any such order at the earliest practicable moment), (D) of the receipt by the Trust of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (and the Trust shall make every commercially reasonable effort to obtain the withdrawal of any

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such suspension at the earliest practicable moment), (E) of the occurrence of any event that requires the making of any changes to such registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Trust shall, subject to Section 5, promptly prepare and furnish to the Beneficial Owner a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (F) of the Trust's determination that the filing of a post-effective amendment to such registration statement shall be necessary or appropriate. The Beneficial Owner shall be deemed to have agreed by acquisition of such Registrable Securities that, upon the receipt of any notice from the Trust of the occurrence of any event of the kind described in clause (E) of this Section 4(a)(vi), the Beneficial Owner shall forthwith discontinue its offer and disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until it shall have received copies of a supplemented or amended prospectus which is no longer defective as contemplated by clause
(E) of this Section 4(a)(vi) and, if so directed by the Trust, shall deliver to the Trust, at the Trust's expense, all copies (other than permanent file copies) of the defective prospectus covering such Registrable Securities which are then in its possession;

                                    (vii) otherwise use its commercially
reasonable efforts to comply with all applicable rules and regulations of the Commission, as the same may hereafter be amended, and make available to its security holders, as soon as reasonably practicable, earnings statements satisfying the provisions of Section 11(a) of the Securities Act;

                                    (viii) cooperate with the Beneficial Owner
to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold; and use reasonable efforts to cause the Registrar and Transfer Agent for the Trust to issue, upon request of the Beneficial Owner, certificates for such numbers of Registrable Securities registered in such names as the Beneficial Owner may reasonably request at least two business days prior to any sale of Registrable Securities;

                                    (ix) make available for inspection by the
Beneficial Owner who wishes to sell under the shelf registration statement and any counsel, accountants or other representatives

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retained by the Beneficial Owner all financial and other records, pertinent documents and properties of the Trust reasonably necessary to enable them to exercise due diligence, and cause the officers, trustees and employees of the Trust to supply all such records, documents or information reasonably requested by the Beneficial Owner or such counsel, accountants or representatives in connection with the shelf registration statement; provided, however, that such records, documents or information which the Trust determines in good faith to be confidential and which it notifies the Beneficial Owner in writing are confidential shall not be disclosed by the Beneficial Owner or such counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (i) such records, documents or information become generally available to the public other than through a breach of this Agreement;

                                    (x) use its reasonable efforts to cause all
Shares that constitute Registrable Securities to be listed on the primary securities exchange on which similar securities issued by the Trust are then listed;

                                    (xi) provide a CUSIP number for the Shares,
not later than the effective date of the shelf registration statement; and

                                    (xii) if requested by the Beneficial Owner
and any underwriters engaged by the Beneficial Owner for purposes of distributing the Registrable Securities, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the underwriters or the Beneficial Owner) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, assuming the following are then customary and reasonable, (A) make such representations and warranties to the underwriters with respect to the business of the Trust and the shelf registration statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings by a selling shareholder, and confirm the same if and when requested;
(B) obtain opinions of counsel to the Trust and updates thereof (which shall be in form and substance reasonably satisfactory to the underwriters and their counsel), addressed to the Beneficial Owner and each of the underwriters covering the matters customarily covered in opinions requested in underwritten offerings by a selling shareholder and such other matters as may be reasonably requested by such counsel and underwriters; (C) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Trust, addressed

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to the Beneficial Owner and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings by a selling shareholder (in each case, to the extent permitted by applicable accounting rules and guidelines); (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the underwriters than those set forth in Section 7 hereof and cross indemnification by the underwriters similar to that set forth in Section 7 hereof in favor of the Trust or the Beneficial Owner, as the case may be; and
(E) deliver such documents and certificates as may be reasonably requested by the managing underwriters and their counsel to evidence the continued validity of the representations and warranties made pursuant to clause (A) above of this Section 4(xii) and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Trust.

                  5. Information Blackout.

                           (a) At any time when the registration statement
effected pursuant to this Agreement is effective, upon written notice from the Trust to the Beneficial Owner that the Trust has determined in good faith that sale of Registrable Securities pursuant to such registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law having a material adverse effect on the Trust (an "Information Blackout"), the Beneficial Owner shall suspend sales of Registrable Securities pursuant to such registration statement until the earlier of:

                                    (i)  sixty (60) days after the Trust
                                         notifies the Beneficial Owner of such
                                         good faith determination, or

                                    (ii) such time as the Trust notifies the
                                         Beneficial Owner that such material
                                         information has been disclosed to the
                                         public or has ceased to be material
                                         or that sales pursuant to such
                                         registration statement may otherwise
                                         be resumed (the number of days from
                                         such suspension of sales by the
                                         Beneficial Owner until the day when
                                         such sale may be resumed hereunder is
                                         hereinafter called a "Sales Blackout
                                         Period").

                           (b) Notwithstanding the foregoing, there shall be no
more than two (2) Information Blackouts during any fiscal year of the Trust and no Sales Blackout Period shall continue for more than sixty (60) consecutive days.

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                  6. Registration Expenses. Whether or not a registration
statement prepared and filed pursuant to this Agreement is declared effective by the Commission, the Trust shall pay all of the following arising in connection with the registration pursuant to this Agreement (except as specified in the following sentence): (a) all Commission and any NASD registration and filing fees and expenses; (b) any and all expenses incident to the Trust's performance of, or compliance with, this Agreement, including, without limitation, any allocation of salaries and expenses of Trust personnel or other general overhead expenses of the Trust, or other expenses for the preparation of historical and pro forma financial statements or other data normally prepared by the Trust in the ordinary course of its business; (c) all listing, transfer and/or exchange agent and registrar fees; (d) fees and expenses in connection with the qualification of the Registrable Securities under securities or "blue sky" laws;
(e) printing and delivery expenses; and (f) fees and out-of-pocket expenses of counsel for the Trust and its independent certified public accountants and other persons, including special experts, retained by the Trust. Notwithstanding the foregoing, the Trust shall not be required to pay fees and out-of-pocket expenses of counsel selected by the Beneficial Owner, or any discounts, commissions or fees of selling brokers and dealers relating to the distribution of the Registrable Securities.

                  7. Indemnification; Contribution.

                           (a) The Trust hereby indemnifies, to the fullest
extent permitted by law, the Beneficial Owner, its general partners and its officers and each Person, if any, who controls the Beneficial Owner within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act, common law and otherwise), joint or several, which arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement contemplated hereby or in any prospectus, preliminary prospectus, any amendment or supplement thereto or any document incorporated by reference relating thereto or in any filing made in connection with the registration or qualification of the offering under "blue sky" or other securities laws of jurisdictions in which the Registrable Securities are offered, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Trust shall reimburse the Beneficial Owner for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or proceeding, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary

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prospectus, if used prior to the effective date of such registration statement
(unless such statement is corrected in the final prospectus and the Trust has previously furnished copies thereof to the Beneficial Owner seeking such indemnification), or contained in the final prospectus (as amended or supplemented if the Trust shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which the Trust is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that such indemnification shall not extend to any such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses that are caused by any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to the Trust by the Beneficial Owner in such capacity specifically and expressly for use in any such registration statement or prospectus.

                           (b) In connection with the registration statement
contemplated herein, the Beneficial Owner shall furnish to the Trust in writing such information regarding such Person as shall be reasonably requested by the Trust for use in such registration statement or prospectus and the Beneficial Owner hereby indemnifies, to the fullest extent permitted by law, the Trust, its officers and trustees and each Person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated or necessary to make the statements in the registration statement or prospectus, or any amendment thereof or supplement thereto, not misleading; provided, however, that the Beneficial Owner shall be liable hereunder if and only to the extent that any such loss, claim, damage, liability (or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement, or alleged untrue statement or omission or alleged omission, made in reliance upon and in conformity with information pertaining to the Beneficial Owner which is requested by the Trust and furnished in writing to the Trust by the Beneficial Owner specifically and expressly for use in any such registration statement or prospectus.

                           (c) Any Person seeking indemnification under the
provisions of this Section 7 shall, promptly after receipt by such Person of notice of the commencement of any action, suit, claim or proceeding, notify each party against whom indemnification is to be sought in writing of the commencement thereof; provided, however, that the failure so to notify an

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indemnifying party shall not relieve the indemnifying party from any liability which it or he may have under this Section 7 (except to the extent that it has been prejudiced in any material respect by such failure) or from any liability which the indemnifying party may otherwise have. In case any such action, suit, claim or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it or he may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (ii) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding within a reasonable time after notice of commencement of the action, suit, claim or proceeding, or
(iii) such indemnified party shall have reasonably concluded, based on the advice of counsel, that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (ii) or
(iii) of the preceding sentence shall have occurred or shall otherwise be applicable, then the fees and expenses of one counsel or firm of counsel selected by a majority in interest of the indemnified parties shall be borne by the indemnifying party. If, in any case, the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party. Anything in this paragraph to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent (which consent in the case of an action, suit, claim or proceeding exclusively seeking monetary relief shall not be unreasonably withheld or delayed). Such indemnification shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.

                           (d) If the indemnification from the indemnifying
party as provided in this Section 7 is unavailable or is otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses

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referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party shall be determined by reference to, among other things, whether any action in question, including any untrue (or alleged untrue) statement of a material fact or omission (or alleged omission) to state a material fact, has been made, or relates to information supplied by such indemnifying party or such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(d) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any such investigation or proceeding.

                  The parties hereto acknowledge that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation other than as described above. Notwithstanding the provisions of this Section 7(d), the Beneficial Owner shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Beneficial Owner were offered to the public exceeds the amount of any damages which the Beneficial Owner has otherwise been required to pay or become liable to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  If, however, indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 7(a) through 7(d) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration.

                  8. Investment Representations and Covenants of the Beneficial Owner.

                           (a) The Beneficial Owner acknowledges (subject to the
express obligation of the Trust to register Registrable Securities as provided herein) that any Shares be issued to it in connection with the redemption or purchase of Applicable Units will not be registered under the Securities Act on the grounds that the issuance of such Shares is exempt from registration

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pursuant to Section 4(2) of the Securities Act or Regulation D promulgated under the Securities Act, and that the reliance of the Trust on such exemptions is predicated in part on the Beneficial Owner's representations, warranties, covenants and acknowledgements set forth in this section.

                           (b) The Beneficial Owner represents and warrants that
it is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act.

                           (c) The Beneficial Owner represents and warrants that
the Registrable Securities will be acquired by it for its own account, not as a nominee or agent, and without a view to resale or other distribution within the meaning of the Securities Act, and the rules and regulations thereunder except as contemplated hereunder, and the Beneficial Owner will not distribute any of the Registrable Securities in violation of the Securities Act.

                           (d) The Beneficial Owner (i) acknowledges that the
Registrable Securities are not registered under the Securities Act and the Registrable Securities must be held indefinitely by it unless they are subsequently registered under the Securities Act or an exemption from registration is available, (ii) is aware that any routine sales of Registrable Securities made under Rule 144 under the Securities Act may be made only in limited amounts and in accordance with the terms and conditions for that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, and (iii) is aware that Rule 144 is not presently available for use by the Beneficial Owner for resale of Registrable Securities.

                           (e) The Beneficial Owner represents and warrants to
the Trust that it is well versed in financial matters, has had dealings over the years in securities, including "restricted securities," and is fully capable of understanding the type of investment represented by the Registrable Securities and the risks involved in connection therewith.

                           (f) The Beneficial Owner acknowledges that it has
received and read the Proxy Statement of the Trust dated August 27, 1997, has reviewed such publicly available information concerning the Trust as it has determined is advisable in connection herewith and confirms that the Trust has made available to it the opportunity to ask questions of and receive answers from the Trust's officers and trustees concerning the terms and conditions of the investment in the Applicable Units and the business and financial condition of the Trust, and to acquire, and the Beneficial Owner has received to its satisfaction, such additional information, in addition to that set forth herein, about the business and financial condition of the Trust and the terms and conditions of the offering as it has requested.

                           (g) In order to ensure compliance with the provisions
of subparagraph (c) above, the Beneficial Owner will not sell or otherwise transfer or dispose of any of the Registrable Securities or Applicable Units or any interest therein (unless such Registrable Securities have been registered under the Securities Act) without first having complied with either of the following conditions:

                                    (i) the Trust shall have received a written
opinion of counsel to the Beneficial Owner in form and substance satisfactory to the Trust, in the exercise of its reasonable judgment, or a copy of a "no-action" or interpretive letter of the Commission, specifying the nature and circumstances of the proposed transfer and indicating that the proposed transfer will not be in violation of any of the registration provisions of the Securities Act and the rules and regulations promulgated thereunder; or

                                    (ii) the Trust shall have received an
opinion from its own counsel to the effect that the proposed transfer will not be in violation of any of the registration provisions of the Securities Act and the rules and regulations promulgated thereunder.

The Beneficial Owner acknowledges that the certificates representing the Registrable Securities may contain a restrictive legend noting the restrictions on transfer described in this section and required by federal and applicable state securities laws, and that appropriate "stop-transfer" instructions will be given to the Trust's stock transfer agent, provided that this paragraph (g) shall not be applicable to the Registrable Securities registered hereunder for so long as such registration statement remains in effect.

                  9. Notices.

                  Except as otherwise provided below, whenever it is provided in this Agreement that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties hereto, desires to provide to or serve upon any person any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by telecopy, addressed as follows:

                           (a)      If to the Trust, to:

                           Pennsylvania Real Estate Investment Trust
                           455 Pennsylvania Avenue, Suite 135
                           Fort Washington, PA 19034

                           Attention:  President

                                    - With a copy to -

                           Drinker Biddle & Reath LLP
                           PNB Building
                           1345 Chestnut Street
                           Philadelphia, PA  19107-3496
                           Attention:  Howard A. Blum, Esq.
                           Telecopy Number:  (215) 988-2757

                           (b)      If to the Beneficial Owner, to:

                           [Address]

                                    - With a copy to -

                           Rosenberg & Liebentritt, P.C.
                           2 North Riverside Plaza, Suite 1515
                           Chicago, Illinois 60605
                           Attention: John Santa Lucia, Esquire


or at such other address as may be substituted by notice delivered as provided therein. The furnishing of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly furnished or served on the party to which it is addressed, in the case of delivery in person or by telecopy, on the date when sent. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                  10. Entire Agreement.

                  This Agreement represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter; and this Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the Trust on the one hand, and the Beneficial Owner on the other hand.

                  11. Successors and Assigns.

                  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and personal representatives. The Beneficial Owner shall not assign this Agreement without the prior written consent of the Trust.

                  12. Paragraph Headings.

                  The paragraph headings contained in this Agreement are for general reference purposes only and shall not affect in any manner the meaning, interpretation or construction of the terms or other provisions of this Agreement.

                  13. Applicable Law.

                  This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, applicable to contracts to be made, executed, delivered and performed wholly within such state and, in any case, without regard to the conflicts of law principles of such state.

                  14. Consent to Jurisdiction.

                  Each of the parties hereto hereby irrevocably consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Agreement may be brought in U.S. Federal Court in the Eastern District of Pennsylvania. Each of the parties hereto, by the execution and delivery of this Agreement, expressly and irrevocably consents to the service of any complaint, summons, notice or other process relating to any action or proceeding by delivery to him by hand, by telecopy or by certified mail, return receipt requested, at the addresses specified in Section 9. Each of the parties hereto hereby expressly and irrevocably waives any claim or defense in any action or proceeding based on any alleged lack of personal jurisdiction, improper venue, forum non conveniens or any similar basis. No party shall be entitled in any such action or proceeding to assert any defense given or allowed under the laws of any jurisdiction other than the Commonwealth of Pennsylvania unless such defense is also given or allowed by the laws of the Commonwealth of Pennsylvania. The consents and waivers provided for in this Section 14 are personal and solely for the benefit of the parties to this Agreement and their respective successors and are not intended for the benefit of, and may not be invoked by, any other person or third party.

                  15. Severability.

                  If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or enforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

                  16. Equitable Remedies.

                  The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.

                  17. No Waiver.

                  The failure of any party at any time or times to require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

                  18. Counterparts.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same original instrument.

                  19. Trust Assets.

                  The Beneficial Owner acknowledges that no trustee, officer or shareholder of the Trust is liable to such holder in respect of this Agreement and that such holder shall look only to the income and assets of the Trust in respect of any payments or claims related to this Agreement.

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

                                        TRUST:

                                        PENNSYLVANIA REAL ESTATE INVESTMENT
                                                 TRUST



                                        By /s/ Jeffrey A. Linn
                                        --------------------------------------
                                        Name:
                                        Title:


                                        BENEFICIAL OWNER:

                                        FLORENCE MALL PARTNERS, an Illinois
                                                 limited partnership
                                        By Samuel Zell Robert Lurie General
                                                 Partners, an Illinois general
                                                 partnership, its General
                                                 Partner
                                        By Zell General Partnership, Inc.,
                                                 its General Partner



                                        By __________________________________
                                        Name:    Shell Z. Rosenberg
                                        Title:   Vice President

                                    Florence Mall Partners, an Illinois
                                    General Partnership, its general
                                    partner

                                    By:      Samuel Zell Robert Lurie
                                             General Partners, an Illinois
                                             general partnership, its
                                             general partner

                                             By:      Zell General Partnership,
                                                      Inc., its General Partner

                                                      By:/s/ Donald Liebentritt
                                                      -------------------------
                                                      Name:____________________
                                                      Title:___________________